Exhibit 99.1


--------------------------------------------------------------------------------
       THE MEXICAN
  COAT OF ARMS READING:                TRANSLATION FOR INFORMATION PURPOSES ONLY
  UNITED MEXICAN STATES
  HECTOR MANUEL CARDENAS
        VILLARREAL
     NOTARY PUBLIC 201
     FOR MEXICO CITY,
     FEDERAL DISTRICT
--------------------------------------------------------------------------------





                                     BY-LAWS

                   KANSAS CITY SOUTHERN DE MEXICO, SOCIEDAD DE
                  RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE
                (LIMITED LIABILITY COMPANY OF VARIABLE CAPITAL).

CHAPTER ONE
ORGANIZATION.
FIRST.- ORGANIZATION. The company is a Sociedad de Responsabilidad Limitada de Capital Variable (Limited Liability Company of Variable Capital) which will be governed by these By-laws and if anything is not provided for herein, by the General Law on Commercial Companies.

CHAPTER TWO
NATIONALITY, NAME, DURATION, DOMICILE AND PURPOSE OF COMPANY.

SECOND.- NATIONALITY AND NAME. The Company is Mexican and is called Kansas City Southern de Mexico, name that must always be followed by the phrase Sociedad de Responsabilidad Limitada de Capital Variable or its abbreviation "S. DE R.L. DE C.V."

THIRD.- DURATION. The duration of the Company is unlimited.

FORTH.- DOMICILE. The domicile of the Company is Mexico City, Federal District, but pursuant to the agreement of the Partners it may establish branches, offices or agencies in any place inside or outside the Mexican Republic, without said circumstance being considered a change of domicile.

FIFTH.- PURPOSE. The purpose of the Company is:

1.- The construction, administration, operation, exploitation, conservation and maintenance of railroad infrastructure as well as general means of the railroad communication and railroad tracks, including those auxiliary tracks or branches located within yards and that are necessary for the operation of such tracks, as well as any of its integral parts including without limitation the right of passage, the right of way, the traffic control centers and the signals for the railroad operation.

2.- The provision of the railroad transportation public service, using to that effect the railroad communication means, railroad tracks, and any type of auxiliary services that are necessary.

3.- The provision of the cargo railroad transportation public service including without limitation the service of hauling of vehicles and locomotives of third
parties,   the
facilities in which reception, storage, classification, consolidation and dispatch of all type of goods is performed.

4.- The provision of passenger railroad transportation public service including the construction, administration and maintenance of the facilities in which arrival and departure of trains are performed as well as boarding and unboarding of passengers.

5.- Construct, operate and exploit terminals and facilities necessary for the provision of the auxiliary services in the terms of the Railroad Service Regulatory Law and its regulations.

6.- Provision of interconnection services, granting of hauling rights and passage rights, as well as to benefit from the interconnection services, hauling rights and passage rights provided or granted to it by other companies.

7.- Operate the inspection services as well as the control of accesses and transit of persons, vehicles and goods royal or otherwise in the railroad terminals under exploitation without prejudice to the authority of the competent authorities in the subject of safety.

8.- The performance of all types of studies for the exploitation of businesses related with the provision of the railroad transportation service both cargo and passengers, as well as planning, programming and executing the necessary actions that are convenient for the promotion, operation and development of the railroad services in order to achieve a better efficiency and competition.

9.- Acquire in ownership or lease and dispose in any form of all type of goods, including without limitation all type of railroad equipment, hauling vehicles, traction vehicles and working vehicles as well as the real estate necessary for the performance of its corporate purpose.

10.- Install and maintain the communication systems required to perform the corporate purpose including without limitation radio, telegraph, telephone, optic fibers and microwave systems.

11.- Participate in all the pertinent processes to obtain one or more concessions, permits, licenses or authorizations to provide without limitation the public service of railroad transportation, as well as the auxiliary services. In the same fashion provide by self or third parties all type of multi-modal services, logistics and others, directly or otherwise related with the public service of railroad transportation.

12.- For the attainment of the corporate purpose the Company may:

a).- Incorporate, promote, organize and manage all types of corporations, of civil associations or mercantile associations, corporations, economic units, institutions, foundations or groups whether in Mexico or abroad as well as to acquire interests or participations in other corporations or associations whether civil or mercantile, forming part in the act of incorporation or acquiring of shares or participations in those previously incorporated, whether Mexican or foreign. Similarly, it may dispose, attach or transmit such shares or interests.

b).- Purchase, sell, import, export and in any other form market, manufacture and industrialize all type of products and equipment necessary or convenient for the performance of its corporate purpose, including the import and export temporary or final by self or third parties of railroad cars, locomotives, vehicles, containers, and in general any good.

c).- Obtain permits to operate the fiscal establishments in the terms of the applicable legislation as well as to render services regarding handling, storage and custody of merchandise pursuant to the authorizations in question, as well as the construction, installation, operation and exploitation of internal terminals of cargo, providing the services of: loading and unloading of trains and trucks, storage, hauling within the terminal of consolidation and deconsolidation of cargo, integration of unitary trains with owned or leased equipment, and inspection and custody of merchandise. Similarly, pursuant to the corresponding authorizations it may render the following supplementary services: multimodal operation, fiscal processing and custom processing, repair and maintenance of containers, sanitary services and others deemed convenient. It may also perform all type of acts, processes and operations of a fiscal, custom and administrative nature, whether federal or local, related with foreign commerce, including the export and import of all type of merchandise.

d).- Grant, draw, issue, accept, endorse, certify, guarantee or through any other concept subscribe and even guarantee all type of credit instruments.

e).- Obtain, acquire or use and/or dispose through national or foreign financial groups, of any type of funds and economic resources that are deemed necessary for the performance of its corporate purpose, as well as to obtain and grant money loans with or without security, execute all type of credit agreements, issue obligations and any other credit instruments and grant any type of security, including real and personal guaranties, such as bonds, securities, pledges and mortgages in favor of third parties when pertaining the own operations of the Company.

f).- Execute all type of trust contracts that are necessary for the attainment of its corporate purpose.

g).- Execute and/or perform in the Mexican Republic or abroad, through itself or a foreign entity all type of principal or accessory acts, civil or mercantile or of any other nature, including domain, contracts or agreements of a civil, mercantile, principal or auxiliary or any other type that are allowed by the Law, whether as a guarantor, collateral or any other nature including joint and several debtor, guarantee obligations and debts of third parties when related with the attainment of the corporate purpose of the Company.

h).- Receive and promote consultancies, through any type of individuals or entities whether Mexican or foreign, of all those services that are deemed necessary for the performance of its corporate purpose.

i).- Promote, organize, participate and contract whether in Mexico or abroad with individuals or entities, Mexican or foreign, bids, operations, events, meetings, expos, training programs, development, investigation of markets and innovations and in general participate in all those events and business meetings that are necessary for the performance of its corporate purpose.

j).- The contracting, by self or third parties, whether in Mexico or abroad, with individuals or corporations, whether Mexican or foreign, of advertisement media as well as the sale and/or purchase of advertising spaces and in general all that related with the industry of the means of communication and information resulting necessary for the attainment of its corporate purpose.

k).- Carry, by self or third parties, whether in Mexico or abroad, and with any type of individuals or corporations; Mexican or foreign, training and development programs, as well as research works resulting necessary for the attainment of its corporate purpose.

l).- Request and obtain under any form, the concessions and permits necessary for the provision of the public service of railroad transportation, including its auxiliary services and exercise the rights derived from them as well as to register and patent or act as an intermediary or negotiator and acquire through any legal form whether in Mexico or abroad, with individuals or entities, Mexican or foreign, all type of inventions, utility models, industrial designs, brands as well as notices, commercial names, franchises, authorizations, licenses, concessions, options, preferences, rights over them and in general all type of usage and exploitation of industrial property rights, intellectual, literary or artistic that are necessary or related with the corporate purposes and goals.

m).- Be an agent, representative, factor, distributor, attorney in fact and or intermediary whether in Mexico or abroad of individuals or entities, Mexican or foreign that are necessary or related with the exploitation of its corporate purpose.

n).- Acquire, alienate, assess, lease, use and in general manage and use through any title, all type of rights and goods or real estate, whether in Mexico or abroad and with any type of individual or entity, Mexican or foreign that are necessary or convenient for the performance of its purpose and its goals, in terms of the applicable legislation.

o).- In general perform the other activities and execute the acts and contracts and agreements required for the attainment of its corporate purpose.

SIXTH.- AGREEMENT OF ADMISSION OF FOREIGNERS. The agreement of admission of foreigners referred to in Article 15 of the Foreign Investment Law is a part of these By-laws, said Article provides that all foreigners that in the incorporation of the Company or in any later time become a Partner of the same, will formally become obligated before the Ministry of Foreign Affairs to be deemed as a national regarding the corporate interests he acquires or is a holder of, as well as over the goods, rights, concessions, participations or interests of the Company, or the rights and obligations derived from the contracts in which the Company is a party with the Mexican Authorities, and not to invoke, therefore, the protection of their government under penalty otherwise, to loose in favor of the Mexican Nation their acquired corporate interest.

CHAPTER III
EQUITY, CORPORATE INTERESTS, INCREASE AND REDUCTION OF EQUITY.

SEVENTH.- EQUITY. The corporate equity is variable, the minimum fixed part of the corporate equity, without a right to withdraw is $600,000.00 Mexican Pesos, fully subscribed and paid. The variable part is unlimited.

EIGHTH.- CORPORATE INTERESTS. The corporate equity of the Company will be represented by indivisible corporate interests, to be subscribed freely by Mexicans and foreigners, pursuant to the number of Partners of the Company. Without prejudice to the foregoing, such corporate interests may be divided in case of holding a transformation or partial assignment in terms of these By-laws.

The value of each one of the corporate interests will be given by the amount of the allocations of each Partner, but in any event they must represent 10 Mexican pesos or a multiple of such amount. The corporate interests will be divided in two classes: Class I representing at all time the fixed part of the corporate equity with full rights of vote; and Class II representing the variable part of the corporate equity also with full rights of vote. Classes I and II will be freely subscribed by Mexicans and foreigners.

The Company may issue privileged or preferential corporate interests or with special or limited rights.

NINTH.- INCREASE AND REDUCTION OF EQUITY. The increases and reductions of the equity of the Company require the affirmative vote of the Partners representing the majority of the Corporate Equity.

Each Partner will have preference to subscribe any increase in the corporate equity approved by the Partners Assembly and, in such virtue, to increase its corporate interest in proportion to the percentage represented by its corporate interest regarding the total amount of their corporate equity prior to the corresponding increase. The Secretary of the Company must immediately notify each person that the Company has registered as a Partner, the resolution by which it was approved such equity increase through notice sent by immediate courier service to the last address every Partner has registered in writing with the Secretary of the Company, except in case the Partner in question has been present in the Partners Assembly in which was approved the equity increase, or in case such Partner has expressly waived its preferential right. The preferential right must be exercised within the fifteen calendar days following the date of the Assembly approving the increase or the date in which every Partner absent from such Assembly has been notified in writing the increase in the form provided in this Clause.

In case of reduction of the corporate equity, such reduction will affect all the Partners in proportion to the value of their corporate interest.

CHAPTER IV
REGISTRATION OF PARTNERS, PREFERENTIAL RIGHTS AND TRANSMISSION OF CORPORATE INTEREST.

TENTH.- Registration of Partners. The Company will carry a Record Book of the Partners evidencing the name, address and nationality of each one of its Partners, indicating their allocations and the transfers of the corporate interests. This Partner's Record Book will be carried by the Secretary of the Company, unless the Partners appoint another person to carry such book. Any transfer of corporate interest will be effective regarding the Company as of the date in which such transfer has been recorded in the Partner's Record Book. The assignment of corporate interest or its division will be governed by the provisions established in the Eleventh Clause of these By-laws

ELEVENTH.- PREFERENTIAL RIGHT AND TRANSFER OF CORPORATE INTEREST. None of the Partners may give in guaranty, pledge, mortgage, or otherwise limit their domain in any form, totally or partially, on its corporate interest, without the prior consent of the Partners representing at least 75 percent of the corporate equity. None of the Partners may sell, assign, transfer or dispose in any other form its corporate interest, totally or partially, unless it performs fully the provisions contained in this Clause, except in case such transfer is in favour of and affiliate (as defined below), in which case the approval of the Partners Assembly is not required.

The transfer of the total or partial amount of a corporate interest by any Partner will be subject to the preferential right of the other Partners pursuant to the following indications. Any transfer performed in contravention with this Clause will be null and will lack any legal effect with regards to the Company its Partners and any third parties.

(1) Any Partner wishing to sell, assign, transfer or in any form dispose fully or partially of its corporate interest (the "Offering Partners") must notify the Secretary of the Company in writing its wish to transfer his corporate interest or a part of same, and such notification must include: (i) the rights and the terms of payment of the corporate interest of the Offering Partner (the "Indicated Price"), and (ii) any other conditions relevant to such transfer.

(2) Once the Secretary of the Company receives the written notification referred in paragraph one of this Clause, the Secretary must immediately notify the other Partners in writing the terms of the offer (the "Notified Partners"). Each Notified Partner will have a period of fifteen calendar days as of the following day of the date when the corresponding notification of the Secretary of the Company is received, to notify the Offering Partner (with a copy to the Secretary of the Company), his decision to: (i) exercise his preferential right to acquire the corporate interest offered at the Indicated Price, or (ii) not exercise its preferential right, which will constitute a waiver from the Notified Partners to object such transfer, pursuant to the provisions established in item three of this Clause. In the event a Notified Partner fails to notify the Offering Partner his response in the aforementioned period of fifteen calendar days, it shall be deemed that such Partner has decided not to exercise his preferential right, however this would not constitute a waiver from such Notified Partner to object such transfer pursuant to the provisions established in item three of this Clause. In the event more than one Notified Partner decides to exercise his preferential rights (the "Acquiring Partners"), then the Acquiring Partners will have the right to acquire the corporate interest of the Offering Partner in proportion to the percentage of the corporate interest that each Acquiring Partner represents in the equity of the Company. In the event that no Notified Partner decides to exercise his preferential rights to acquire the corporate interest offered at the Indicated Price, then the offering Partner must follow the procedure indicated as follows:

(3) In the event no Notified Partner exercises his preferential rights pursuant to the provisions established above in item two, then the Offering Partner will have a period of thirty calendar days to obtain from a good faith third party (the "Offering Third Party") a purchase offer of his corporate interest in terms and conditions equal or better than those contained in the notice provided to the Notified Partners. In the event the Offering Partner receives a purchase offer within the period of thirty calendar days aforementioned, he must prior to the conclusion of such period, provide a written notification to the Secretary of the Company including: (i) the price and terms of payment of the corporate interest by the Offering Partner (the "Indicated Price"), (ii) any other relevant conditions; (iii) the identification of the Offering Third Party; (iv) the document evidencing that the Offering Third Party has the legal capacity to be Partner of the Company; and (v) copy of the last annual report and/or the last audited financial statement of the Offering Third Party. The Secretary of the Company must provide immediately a copy of such notice to each Notified Partner. Each Notified Partner must approve or object such transfer within fifteen calendar days following the date in which the corresponding notice has been delivered by the Secretary. In case a Notified Partner does not object the transfer in question within the aforementioned period, it shall be deemed that the approval of such transfer has been granted. If the Notified Partners representing at least twenty percent of the corporate equity that is not subject to the proposed transfer, objects such transfer within the following fifteen calendar days from the date of reception of the written notification of the Secretary regarding the offer of the Offering Third Party, the Offering Partner may not transfer his corporate interest to the Offering Third Party. No Partner will incur in any liability with regards to his objection regarding any transfer proposed in accordance with the conditions of this Clause. The objection to the transfer of a corporate interest performed in term of this section would not affect in any way the right of separation of the Partners established in Article 38 of the General Law on Commercial Companies in relation to Article 86 of the same ordinance.

(4) If the transfer is approved or is not objected within the aforementioned period in item three above, the Offering Partner may transfer its corporate interest within the following thirty days upon concluding the period of fifteen days indicated in the paragraph above, as long as such transfer is performed in the terms and conditions that the Offering Partner informed the Notified Partners through the Secretary as indicated in item three of this Clause. Any transfer performed in contravention to the aforementioned provisions will be null and will lack any legal effect.

For the purposes of these By-laws, the term "Affiliate" will mean any person controlling the Company or that is together with the Company subject to the common control of a third party. For the purposes of these By-laws the term "Control" will mean the property, direct or indirect of more than fifty percent of the shares or corporate interest with a right to vote of a person and the authorities to direct, indirectly or directly the administration and policies of a person fully whether through the holding of shares for other tittles of right to vote by virtue of contracts or any other form.

CHAPTER V
PARTNERS ASSEMBLY.

TWELFTH.- PARTNERS ASSEMBLY. The Partners Assembly is the supreme organ of the Company and its resolutions are biding for all Partners, even for those absent or dissident, whom shall in any case enjoy the right conferred by Article 86 as well as any other applicable provision of the General Law on Commercial Companies.

THIRTEENTH.- POWERS. Pursuant to Article 78 of the General Law on Commercial Companies the Partners Assembly will have the following powers:

a).-  Discuss,   review,  approve,  amend  or  disapprove  the  general  balance corresponding to each fiscal year and based on the foregoing take the necessary measures;
b).- Decide over the sharing of profits;

c).- Appoint and dismiss the members of the Board of Managers, the General Director, and one or several Directors, Deputy Directors, General Managers, Deputy Managers, Special Managers and in general, Officers, Factors, Agents, and other employees of the Company, establishing the titles they must use, hierarchy, retributions they must receive and the guarantees they must provide.
d).- Grant and revoke all type of general or special powers of attorney.
e).- Appointing of the Examination Counsel or the Examiner of the Company.
f).- Decide over the division and amortization of equity interests;
f).- Resolve regarding the division and amortizations of equity interests.
g) Demand any of the supplementary allocations and accessory benefits of the Partners.
h).- Take actions against the corporate organisms or against the Partners regarding damages and losses.
i).- Amend the By-laws of the Company.
j).- Approve the assignments of corporate interests and the admission of new Partners.
k).- Take decisions over increases and reductions of the corporate equity.
l).- Take decisions over the dissolution of the Company.
m).- Resolve the acquisition and/or issue of shares, corporate interests, bonds, debentures or securities through any legal means; and
n).- Any others that may correspond pursuant to these By-laws or to the General Law on Commercial Companies.

The amendment of the By-laws of the Company will be decided upon by the majority of the Partners representing at least seventy five percent of the corporate interests with a right to vote, representing the equity of the Company. The cases of dissolution of the Company, the change of corporate purpose and the increase of the obligations of the Partners require their unanimous vote.

FOURTEENTH.- CALLS. Unless established otherwise in these By-laws, the Partners Assembly may be held at the request of: (i) the Board of Managers, (ii) the Examiner or the Examination Counsel; or (iii) the Partners having corporate interests which value represents at least thirty four percent of the equity subscribed and paid of the Company in accordance with the provisions established in Article 81 of the General Law on Commercial Companies.

The Partners Assembly will be called through a written notice sent to each person recognized by the Company as Partners on the date of the call, at least eight days in advance of the date of any Assembly through an immediate delivery courier service, to the last address such Partner has registered in writing before the Company Secretariat. The Examiner or the Examination Counsel will be called to the Partners Assembly as described above.

The call will contain at least the date, time, and date of Assembly as well as the agenda and must be signed by the Secretary or by the Examiner or in his absence by a competent judge pursuant to the provisions established in the General Law on Commercial Companies.

Any Partners Assembly may be held without the need of a prior call and every Assembly suspended for any reason maybe renewed without prior call if all the Partners representing the total part of the equity with a right to vote are present or represented at the time of the vote.

FIFTEENTH.- ACCREDITATION OF THE PARTNERS. To concur to any Partners Assembly the Company will only recognize as Partners those natural persons and/or those entities whose names are recorded in the Partners' Record Book and said inscription in such Book will be sufficient to allow the entrance of such persons to the Assembly. Every Partner may be represented in any Partners Assembly through a proxy appointed by a simple power of attorney letter, except for the Examiner or the members of the Examination Counsel.

SIXTEENTH.- DEVELOPMENT. The Partners Assemblies must be held at least once a year within the four months following the closing of each fiscal year. The Partners Assembly must be held at the corporate domicile of the Company, except in cases of force majeure or acts of God or when requested by the Partners representing more than the third part of the equity of the Company.

The Partners Assembly will be presided by the person appointed for such purposes by simple majority of votes by the Partners present in such Assembly. The President will be assisted by the Secretary of the Company. Before installing the Assembly the person presiding will appoint one or more Vote Examiners whom will count the persons present in the Assembly, the corporate interests represented and the number of votes that each Partner has the right to issue. Once there is evidence of the existence of a quorum for the Assembly, the person presiding will declare the Assembly as legally installed and submit to the consideration of the Partners the issues established in the relevant agenda.

In order to consider a Partners Assembly legally installed and held in a first call, the owners of the corporate interest representing at least fifty one percent of the corporate equity must be present or represented at said Partners Assembly. A Partners Assembly held in a second or later calls will be deemed legally installed whichever the portion of the equity present or represented, as long as when performing such second or later call the requirements established in the fourteenth Clause of these By-laws are carried out.

SEVENTEENTH.- VOTE. Each Partner will have a right to participate in the agreements of the Assemblies, with a vote per each $10.00 Pesos, National Currency, of the allocation to the equity of the Company, except for the privilege or preferential corporate interests or with special or limited rights that may be issued by the Company.

All the votes will be economic, unless the persons attending who posses or represent the majority of votes, agree that the vote be secret and in writing.

The resolutions of the Partners Assemblies will be taken by majority of votes of the Partners representing at least fifty one percent of the equity of the Company with their right to vote. In a second or later call the agreements of the Partners Assembly will be taken by the majority of votes present or represented whichever the proportion of the equity represented.

EIGHTEENTH.- RESOLUTIONS OUTSIDE AN ASSEMBLY. The Resolutions taken outside an Assembly by unanimity of votes of Partners representing the total equity in which the corporate equity is divided will have for all legal effects the same validity as adopted in a formal Assembly meeting, as long as the approving votes are confirmed in writing. The Secretary will gather the documents accrediting the votes of all the Partners and will perform the corresponding annotation in the Minute's Book.

NINETEENTH-. MEETING OF ASSEMBLY. The Secretary or Alternate Secretary must prepare the minutes of each Partners Assembly and the agreements taken by the Partners not gathered in Assembly. Such minutes must be transcribed onto the corresponding Minute's Book and must be signed by the President and by the Secretary of the Assembly or if the Assembly was not gathered, only by the Secretary or the Alternate Secretary of the Company. If for any reasons a legally called Assembly is not installed, the Secretary or the Alternate Secretary shall evidence such fact in the Minute's Book.

CHAPTER VI
MANAGEMENT OF THE COMPANY.

TWENTIETH.- BOARD OF MANAGERS. The Administration of the Company will be in charge of a Board of Managers, whose members will be appointed pursuant to the provisions of these By-laws and the applicable provisions of the General Law on Commercial Companies.

TWENTY FIRST.- STRUCTURE. The Board of Managers will be formed by a minimum of three and a maximum of seven Managers and their corresponding Alternates. The Members of the Board of Managers will be elected by the Partners Assembly and will not be bound to grant any guaranty for the performance of their charge, unless the Partners Assembly agrees otherwise.

TWENTY SECOND.- TERMS. The members of the Board of Managers will be elected indefinitely but may be removed from their positions at any time by the Partners electing them, in the understanding that the members of the Board of Managers will continue in their positions until their successors are elected and take charge of their positions.

TWENTY THIRD.- ABSENCES. The temporary or definite absences of any of the Managers will be covered by any Alternate, indistinctively. In the event of a definite absence of any Manager, the Partners Assembly must appoint the successor of the absent Manager.

TWENTY FOURTH.- APPOINTMENT OF THE PRESIDENT AND VICEPRESIDENT. The Board of Managers will appoint from among them the President and the Vice-President, when the Partners Assembly has not made the corresponding appointment. The Board of Managers will also appoint, when the Partners Assembly has not, a Secretary and one or more Alternate Secretaries, who may be Partners or persons not related to the Company, and who may or may not be Managers.

TWENTY FIFTH.- MEETINGS. The meetings of the Board of Managers will be held at the domicile of the Company or any place of the Mexican Republic or abroad, on the date and time determined by the Board of Managers or when called by the President of the Board of Managers, or the Vice-President of the Board of Managers, at the request of any of the Managers or their Alternates. The calls must be in writing and notified by the Secretary or the Alternate Secretary to the Managers or their Alternates, at least five days prior to the day of the meeting by telegram, certified mail, specialized courier or fax, at the address registered with the Secretary of the Board of Managers.

The meetings of the Board of Managers will be held without the need of prior calls if on the same meeting the total number of Managers or their Alternates are present or if the absent Managers waive in writing their right to receive the corresponding calls. The calls will contain the time, date, place, hour and agenda of the meeting.

The meeting of the Board of Managers will be dully installed when at least the majority of the Managers or their Alternates are present. Other resolutions of the Board of Managers will be valid when they have been approved through the favourable vote of the majority of the Managers or their Alternates. In case of a tie, the President of the Board or the person appointed to act as President in any meeting of the Board of Managers will have a casting vote.

The President of the Board of Managers will preside the meetings of the Board of Managers and in his absence the Vice-President will act as President. In the event of the absence of both officers, the person appointed by the majority of the Managers or their Alternates present in the meeting, will preside the same.

TWENTY SIXTH.- RESOLUTIONS OUTSIDE THE MEETING. The resolutions taken outside the meeting of the Board of Managers by the unanimity vote of the Managers or their Alternates will have for all the legal purposes the same validity as if adopted in a formal meeting of the same, as long as the corresponding approval votes are confirmed in writing before the Secretary or the Alternate Secretary of the Board, who must perform the corresponding annotations in all the relevant corporate books of the Company.

TWENTY SEVENTH.- MINUTES. The minutes of the meetings of the Board of Managers must be signed by the President and the Secretary or the Alternate Secretary and will be transcribed in the Minute's Book of the meetings of the Board of Managers, from which content the Secretary or the Alternate Secretary may issue certified copies, certifications, or abstracts. In the same Book of Minutes the agreements taken in terms of Clause 26 of these By-laws will be transcribed, of which the Secretary or the Alternate Secretary will give faith. The Managers and their Alternates will not receive any remuneration for their actions at such, unless the Partners Assembly decides otherwise.

TWENTY EIGHTH.- POWERS. The Board of Managers will have the powers of attorney attributed to the organs of this type by the Law or by these By-laws, therefore they will have without limitation the following powers of attorney:

a) General Power of Attorney for administration acts on the business and assets of the Company, to grant and subscribe all types of guaranties and securities and execute the acts, contracts, sign of the documents, and grant or subscribe the credit instruments required by the administration as long as it is in the framework of its corporate purpose.
b) General power of attorney to exercise acts of domain allowed by the Laws.
c) General power of attorney for lawsuits and collections with all general and special authorizations requiring a special Clause pursuant to the Law, including granting of pardons, desistance from any type of trials, resources and procedures in general, as well as the amparo trial to present denouncements and complaints of a criminal nature and to become an aid of the District Attorney, power that may be exercised before any type of persons and authorities, judicial and administrative, civil and criminal and Labor, federal or local, in trials or outside trials, with the fullest power.
d)  Authority to  establish  branches and agencies of the Company and  eliminate them.
e) Power to appoint and remove the General Director and one or several Directors, Deputy Directors, General Managers, Deputy Managers, Special Managers, and in general Officers, Factors, Agents and other employees of the Company granting the title they must use, hierarchies and the retributions they must receive.
f) Power to grant and revoke special and general powers with all the authorities deemed convenient.
g) Power to execute all types of documents, contracts and instruments related directly or indirectly with the purpose of the Company.
h) Power to execute the agreements of the Partners General Assembly.
i) In general perform all the acts and contracts necessary for the attainment of a corporate purpose of the Company and those attributed in other Clauses of these By-laws.

j) No member of the Board of Managers may exercise the powers of the Board individually. The Board may appoint from among its members, delegates for specific acts. Lacking special appointment, the representation will correspond to the President of the Board.
k) The Board of Managers of the Company is empowered to create and establish the committees, commissions and any other intermediate organ of the Board of Managers deemed necessary or convenient, and to delegate in such organs the necessary or convenient powers for the performance of their purposes. In any event, the intermediate organs of the Board of Managers of the Company will be formed by Managers of the Company and their respective Alternates, as the case may be. The intermediate organs of the Board of Managers of the Company will refrain from dealing or resolving any issue referred in these By-laws or in the General Law on Commercial Companies to the Partners Assembly or to the Board of Managers.

TWENTY NINTH.- EXECUTIVE COMMITTEE. The Partners of the Company may appoint in the Partners Assembly that appoints the members of the Board of Managers, the members of the Executive Committee. The Executive Committee will be formed by three proprietary members and three Alternates.

This intermediate organ of the Board of Managers will be responsible of the instrumentation of policies and guidelines of the Board of Managers and will only resolve those issues not exclusively reserved to the Partners Assembly or Board of Managers.

The Members of the Executive Committee must in any case act jointly and their appointment may not be delegated totally or partially to any other person. The meetings of the Executive Committee will be duly installed with at least the majority of its members and its resolutions will be valid when adopted through the favourable vote of at least the majority of members present in such meeting. In case of a tie the Executive Committee must submit the corresponding issue to the Board of Managers. Equally, the Executive Committee must periodically inform the Board of Managers of the actions taken and the resolutions adopted by it or in case of the existence of any event relevant events for the Company.

The meetings of the Executive Committee must be held with the periodicity determined by the Executive Committee itself. The Executive Committee, the Board of Managers or, as the case may be, the Partners Assembly, will appoint from among the members of the Executive Committee a President.

The Executive Committee will have the following powers.

a). Power of attorney for lawsuits and collections acts of administration and acts of domain with all the powers including those requiring a special clause pursuant to the Law, pursuant to the provisions of Articles 2554 and 2587 of the Civil Code for the federal District and its correlated Articles, in the Articles of the Civil Code of the Federal Entities of the United Mexican States and will be empowered to exercise such authorities regarding any issue of the Company, except those expressly reserved to another corporate organ by these By-laws or the Law.

b). General power to subscribe, guarantee, accept and endorse credit instruments in terms of Article 9 of the General Law on Credit Operations and Negotiable Instruments.
c). Dispose, encumber, mortgage or grant any guarantee over the assets and real estate of the Company.
d). To grant and revoke powers of attorney.
e). To appoint and dismiss the General Director and in general, Officers, Representatives, Agents and any other employee of the Company; to determine their position, hierarchy and considerations paid to each of them and, as the case may be, to determine the guarantees to be provided by them.
f) In general, to decide over any assets or business of the Company in the understanding however that it will refrain from dealing or solving any issue expressly reserved by these By-laws or the Law, to the Board of Managers or the Partners Assembly.

No member of the Executive Committee is empowered to exercise the powers granted to such organ individually. Notwithstanding, the Executive Committee may appoint one or more Delegates for the execution and instrumentation of its resolutions, and if no Special Delegate is appointed, the President, the Secretary or the Alternate Secretary of the Board of Managers will execute and implement the resolutions of the Executive Committee.

The members of the Executive Committee will not receive any special consideration whatsoever for the performance of their duties in the Executive Committee.

CHAPTER VII
EXAMINERS OF THE COMPANY.

THIRTIETH.- EXAMINATION. Examination of the Company may be in charge of an Examiner or Examination Council whom may be Partners or persons foreign to the Company, which will be freely appointed by the Partners Assembly and last in the positions indefinitely but may be removed from their charges at any time by the Partners, in the understanding that the Examiner or Examination Counsel will continue in their positions until their successors are elected and take possession of their charges. For each Examiner, the Partner Assembly must appoint an Alternate. For the purposes of this Clause the Examiner of the Company or member of the Examination Counsel may be a Public Accountant appointed by the Partners Assembly or the Board of Managers, as referred in Clause 32 of these By-laws.

CHAPTER VIII
FISCAL YEARS, FINANCIAL STATEMENTS, PROFITS, LOSSES AND LIMITED LIABILITY.

THIRTY FIRST.- FISCAL YEARS. The fiscal years will run from January 1 to December 31 of each year.

THIRTY SECOND.- FINANCIAL INFORMATION. At the end of each fiscal year a General Balance will be prepared containing the necessary information to verify the financial situation of the Company, to the closing date of the concluded fiscal year. This Balance must be concluded within the four months following the closing of each fiscal year and must be made available to the Partners and to the Board of Managers.

The Partners Assembly or the Board of Managers may elect each year a Public Accountant to practice an audit and to render an opinion regarding the General Balance and other financial statements of the Company, with the fullest powers to review the accounts of the Company as well as the evidence and other documents.

THIRTY THIRD.- PROFIT. The profits included in the accounts of losses and gains, prepared upon the conclusion of each fiscal year, will be distributed as follows:

a) The necessary provisions will be created for payment of taxes and payment of profit shares of the employees;
b) Five percent will be separated to form the legal reserve which must represent, in definitive, the fifth part of the equity of the Company. Such reserve must be reconstituted in the same way when diminishing for any reason.
c) The rest will be taken to the accounts of reserves applicable, unless the Partners Assembly resolves otherwise.

The founding Partners of the Company do not reserve any special participation whatsoever in the profit of the Company.

THRITY FOURTH.- LOSSES AND LIMITED LIABILITES. If there exist losses, these must be absorbed, first, by the reserve fund and lacking same or if it is not enough, the losses will be report on the equity. The Partners will only be liable for the amounts of their allocations to the Company.

CHAPTER IX
DISSOLUTION AND LIQUIDATION OF THE COMPANY.

THIRTY FIFTH.- DISSOLUTION. The Company will be dissolved in the cases listed in
Article 229 of the General Law on Commercial Companies.

The  Company  will  also  be  dissolved  in  case  of  insolvency,   bankruptcy,
dissolution or liquidation of any Partner of the Company unless at least two remaining Partners who are not subject to such circumstances, agree otherwise.

THIRTY SIXTH.- LIQUIDATION. The liquidation of the Company shall be subject to the provisions established in Article 11 of the General Law on Commercial Companies and will be performed by one or more executors appointed by the Partners Assembly.

During the liquidation period, the Partners Assembly will meet and function in the manner provide for in these By-laws. The executors will undertake the functions normally corresponding to the Board of Managers, with the special characteristics related to the state of liquidation. The Examiner will continue performing his main functions and will maintain, with regards to the executors, the same relation he had with regards to the Board of Managers.

As long as the appointment of the executors has not been inscribed in the Public Registry of Commerce, and the same have not entered into function, the managers and officers will continue performing their positions. However, the managers and officers may not begin new operations after the Partners have approved the resolution of liquidation of the Company or if there is evidence of the existence of a legal cause for its operation.